Schedule 14C Information

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No. 1)

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☒ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c–5(d)(2))

☐ Definitive Information Statement

FINANCIALCONTENT, INC.

(Name of Registrant As Specified In Its Charter)

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FINANCIALCONTENT, INC.

101 Lincoln Centre Drive, Suite 410

Foster City, California 94404

NOTICE OF WRITTEN CONSENT OF SHAREHOLDER

June ___, 2008

To Shareholders of FinancialContent, Inc.:

NOTICE IS HEREBY GIVEN that the following actions will be taken pursuant to the written consent of a majority of our shareholders, dated May 9, 2008, in lieu of a special meeting of the shareholders. The following action will be effective on or about July __, 2008:

FinancialContent, Inc. (the “Corporation”) shall transfer the shares (the “Shares”) of its wholly owned subsidiary, FinancialContent Services, Inc. (hereinafter “FCS”) to a related party in exchange for the full release of $1,165,000 of debt secured by the assets of the Corporation.

This Notice and the attached Information Statement are being circulated to advise the shareholders of certain actions already approved by written consent of the shareholders who collectively hold a majority of the voting power of our common stock. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until 20 days after the date this Information Statement is mailed to the shareholders. Therefore, this Notice and the attached Information Statement are being sent to you for informational purposes only.

By Order of the Board of Directors,

/s/ Wing Yu
Wing Yu, Chief Executive
Officer and Director

FINANCIALCONTENT, INC.

101 Lincoln Centre Drive, Suite 410

Foster City, California 94404

INFORMATION STATEMENT

WRITTEN CONSENT OF SHAREHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is furnished in accordance with the requirements of Regulation 14C promulgated under the Securities Exchange Act of 1934, as amended, by FINANCIALCONTENT, INC., a Delaware corporation, in connection with certain actions to be taken by the written consent by the majority shareholder of FinancialContent, Inc. dated May 9, 2008.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions will not be effective until 20 days after the date of this Information Statement is mailed to the shareholders.

THE APPROXIMATE DATE OF MAILING OF THIS INFORMATION STATEMENT IS JUNE __, 2008.

We anticipate that the actions contemplated by this Information Statement will be effected on or about the close of business on July __, 2008.

The actions to be effective twenty days after the mailing of this Information Statement are as follows:

FinancialContent, Inc. shall transfer the shares (the “Shares”) of its wholly owned subsidiary, FinancialContent Services, Inc. to a related party in exchange for the full release of $1,165,000 of debt secured by the assets of the Corporation.

Shareholders of record at the close of business on May __, 2008 (the “Record Date”) are entitled to notice of the action to be effective on or about July __, 2008. As of the Record Date, our authorized capitalization consisted of 900,000,000 shares of common stock, par value $0.001 per share, of which 10,982,610 were issued and outstanding. Each share of our common stock entitles its holder to one vote on each matter submitted to the shareholders. Additionally, as of the Record Date, capitalization also consisted above 4,000,000 shares of our Series D preferred stock, par value $0.001. Each share of our Series D preferred stock entitles its holder to ten votes on each matter submitted to shareholders. However, because the shareholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing actions by resolution dated May 9, 2008; and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents will be solicited in connection with this Information Statement.

Shareholders of record at the close of business on May __, 2008 are being furnished copies of this Information Statement. The principal executive office of the Company is located at 101 Lincoln Centre Drive, Suite 410, Foster City, California 94404 and the Company's telephone number is (650) 286-9702.

SHAREHOLDER DISSENTER'S RIGHT OF APPRAISAL

The General Corporate Law of Delaware does not provide for dissenter’s rights of appraisal in connection with the proposed actions.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED IN THIS INFORMATION STATEMENT.

MATTERS SET FORTH IN THE WRITTEN CONSENT

The Written Consent contains:

(i) A Resolution dated May 9, 2008 consenting to the terms and conditions set forth in Stock Purchase Agreement entered into by and between FinancialContent, Inc., FinancialContent Services, Inc., Jade Special Strategy, LLC, and Wing Yu, whereby FinancialContent, Inc. shall transfer all of the outstanding and issued shares of its wholly owned subsidiary, FinancialContent Services, Inc., to Wing Yu and in consideration thereof FinancialContent Services, Inc. shall assume the full amount of the secured debt owed by FinancialContent, Inc. to Jade Special Strategy, LLC, in the amount of $1,165,000 and Jade Special Strategy shall agree to release FinancialContent, Inc. from such liability.

A shareholder representing 58.8% of the votes of the currently issued and outstanding shares of the voting stock of FinancialContent, Inc. has executed the Written Consent, thereby ensuring the stock combination. See "Other Information Regarding The Company – Security Ownership of Certain Beneficial Owners and Management."

Set forth below is a table containing the stockholder who has executed the Written Consent and, to the best of the Company's knowledge, the number of shares of Common Stock beneficially owned by such stockholder as of May 9, 2008:

	Common Shares	Series D Shares	Votes/ Share	Common Votes	% of Total Votes
Total Common Issued and Outstanding Votes Possible			1	10,982,610	21.5%
Total Series D Issued and Outstanding Votes Possible			10	40,000,000	78.5%

Votes by Written Consent for Transfer of Shares of FinancialContent, Services, Inc.
Kenneth Wlosek		3,000,000	10	30,000,000	58.8%
Total		3,000,000	10	30,000,000	58.8%

VOTE REQUIRED

As of May 9, 2008 (the date of the Written Consents), 10,982,610 shares of our Common Stock were issued and outstanding with 10,982,610 votes and 4,000,000 shares of Series D Stock were issued and outstanding with 40,000,000 votes, thus Stockholders representing no less than 25,491,306 votes from Common Stock and Series D, were required to execute the Written Consent to effect the matter set forth therein. As discussed under "Matters Set Forth in the Written Consents," a shareholder owning 30,000,000 votes, or 58.8% of the votes of voting shares, has executed the Written Consent and delivered it to the Company as required by law within the 60 day period, thereby ensuring the corporate actions.

SALE OF THE SHARES OF FINANCIALCONTENT SERVICES, INC.

Our Board of Directors proposes to transfer all of the issued and outstanding shares of FinancialContent Services, Inc., our wholly owned subsidiary, to a related party in consideration of the full release of the of the secured debt held by Jade Special Strategy, LLC, in the current amount of $1,165,000, and has recommended that our stockholders approve the transfer.

Pro Forma Financial Information, including Basis of Presentation, Pro Forma Consolidated Balance Sheet as of March 31, 2008, and Pro Forma Consolidated Statement of Operations as of March 31, 2008 is attached hereto as Exhibit A.

Shareholders holding a majority of our voting stock have approved the transaction and the Stock Purchase Agreement, substantially in the form attached hereto as Exhibit B.

After discussing this matter and options with our attorneys and accountants, our Board of Directors is in favor of the transfer to the related party principally for the following reasons:

•	We have attempted to raise additional funds both inside and outside the organization to pay off the obligation to Jade Special Strategy, LLC, without success;
•

During the last year we have aggressively sought to sell FinancialContent Services, Inc. and entered into negotiations and letters of intent with three potential buyers each of whom for varying reasons elected not to go forward with the transaction;

•

We have negotiated with Jade Special Strategy, LLC, in the past to restructure the obligation owed to Jade Special Strategy, LLC, to place the Company in a better position to seek financing and or to sell FinancialContent Services but without success;

•	We have run out of options as we are unable to raise funds, sell FinancialContent Services, Inc. or restructure the obligation owed to Jade Special Strategy, LLC;
•

Our remaining options include whether to agree or not to agree to a consensual foreclosure by Jade Special Strategy, LLC, neither of which will guarantee that upon foreclosure that Jade Special Strategy, LLC, will be able to sell the assets of FinancialContent Services, Inc. in an amount that will pay off the amount of the obligation; and

•

The only alternative we have, the offer by the related party, provides us with an opportunity for a fresh start as it will relieve us of the burden of the debt owed to Jade Special Strategy, LLC, while allowing us to move on with a minimum of liabilities and making the Company possibly attractive for a future merger with an operating business entity.

Summary of the Stock Purchase Agreement

Purchaser. Wing Yu, Chief Executive Officer and Director of FinancialContent, Inc. whose mailing address is 101 Lincoln Centre Drive, Suite 410, Foster City, California 94404.

Transfer. We agree to transfer all of the outstanding and issued shares of our wholly owned subsidiary, FinancialContent Services, Inc., to Wing Yu.

Liabilities Assumed. Wing Yu shall cause FinancialContent Services, Inc. to assume the outstanding and existing debt owed by us to Jade Special Strategy, LLC, and Jade Special Strategy, LLC, shall agree to release us from such obligation and further agrees to file a UCC-3 financing statement and thereby terminate the security interest on our assets.

Liabilities Not Assumed. Our outstanding payables will not be assumed by FinancialContent Services, Inc. which amount is approximately $373,311.

Forbearance Regarding Foreclosure. In consideration of Jade Special Strategy, LLC, forbearing on its rights to foreclose on our assets, we shall issue Jade Special Strategy, LLC, a promissory note in the amount of $50,000 at an interest rate at 6% compounded annually that shall mature in two years from date of issuance. In addition, the warrants issued by us to Jade Special Strategy, LLC, in connection with the Notes will remain in effect with a reduced exercise price reset to $0.75 on all six warrants.

Divestiture of Ownership. Wing Yu will surrender 500,000 shares of our common stock beneficially owned by him to the Company, and will necessarily have to acquire stock to satisfy this condition.

Closing of the Proposed Sale. The closing of the proposed asset sale will take place on the second business day following our satisfaction of the provisions of Regulation 14C of the Securities Exchange Act of 1934.

Termination. The Stock Purchase Agreement may be terminated in the event this transaction does not close on or before August 31, 2008.

Certain Tax Consequences. The proposed transfer of shares by us and release of the financial obligation owed by us to Jade Special Strategy, LLC, are both taxable transactions to us for United States Federal income taxes purposes.

OTHER INFORMATION REGARDING THE COMPANY

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Security Owners of Certain Beneficial Owners.

The following table sets forth certain summary information regarding those persons known by us to be a beneficial owner of more than 5% of our voting common stock(1) and Series D Preferred stock(2) as of May 9, 2008:

Title of class	Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class (%)(1)
Common	CNET Networks, Inc.(3) 235 Second Street San Francisco, CA 94105	2,239,910	14.4%
Common	Jade Special Strategy, LLC(4) 1175 Walt Whitman Road, Suite 100 Melville, New York 11747	2,079,993	13.4%
Common	Times Square International 145 Traders Blvd. E, #40 Mississaauga Ontario LAZ 3L3 Canada	618,691	4.0%
Common	Gregg Fidan(5) 101 Lincoln Centre Drive, Suite 410 Foster City, CA 94404	838,557	5.4%
Common	Asia Pacific Ventures(6) Suite 13, 16th Floor Kinwick Center, 32 Hollywood Road Central Hong Kong, H.K.	1,125,780	7.2%
Series D Preferred	Kenneth Wlosek(7) 5 Country Lane Mahwah, NJ 07430	3,000,000	75.0%

(1) The percentages of the Common are based upon 10,982,610 shares of our common stock outstanding as of May 9, 2008 plus 4,594,903 shares representing securities that a person or group has the right to acquire within 60 days pursuant to options, warrants, rights, conversion privileges or other rights for a total percentage based on 15,577,513 shares.

(2) The percentages of the Series D stock are based upon 4,000,000 shares of our Series D stock outstanding as of May 9, 2008. Each holder of Series D Preferred Stock are entitled to vote on all matters that the holders of Common Stock vote upon. The holders of the Series D Preferred Stock and Common Stock vote together as a single class on all matters. The holders of the Series D Preferred Shares are entitled to 10 votes of Common Stock for each share of Series D Preferred Stock voted.

(3) Represents 2,239,910 shares of our Series a convertible preferred stock held by CNET Networks, Inc. which shares are convertible upon the election of the holder on a one to one basis.

(4) Represents a Note and Warrant Purchase Agreement for the sale of a $1,000,000 secured convertible note (the “original note”). The secured convertible note bears interest at a rate of 9% per annum, matures two years from the date of issuance, and is convertible in whole or in part into registrable shares of the Company's common stock at $0.75 per share. The warrants issuable under the agreement are equal to twenty-five percent of the number of shares into which the entire principal amount of the note is convertible at an exercise price of $1.00 per share plus twenty-five percent of the number of shares into which the note is convertible at an exercise price of $1.25 per share. 666,666 shares of the 2,079,993 are issuable upon exercise of the warrants issued under the original note.

(5) Gregg Fidan is a former director of the Company. He resigned on February 13, 2008.

(6) Asia Pacific Ventures is a related party to Wilfred Shaw.

(7) Wilfred Shaw, the beneficial owner of the 3,000,000 Series D Preferred shares, on February 22, 2008 executed an irrevocable proxy in favor of Kenneth Wlosek to vote the 3,000,000 Series D Preferred Shares for a period of 100 days.

The following table sets forth certain summary information regarding our voting common stock(1) and Series D Preferred stock(2) beneficially owned by our directors, our executive officers identified above, and our directors and executive officers as a group as of May 9, 2008:

Title of class	Name of beneficial owner	Amount and Nature of Beneficial ownership	Percent of class
Common	Wilfred Shaw 101 Lincoln Centre Drive, Suite410 Foster City, CA 94404	2,229,765(3)	14.3%
Common	Wing Yu 101 Lincoln Centre Drive, Suite 410 Foster City, CA 94404	635,889(4)	4.1%
Series D Preferred	Wing Yu 101 Lincoln Centre Drive, Suite 410 Foster City, CA 94404	1,000,000	25.0%
Common	Mark Dierolf 101 Lincoln Centre Drive, Suite 410 Foster City, CA 94404	628,657(5)	4.0%

Common	Directors and Officers as a Group	3,494,311	22.5%
Series D Preferred	Directors and Officers as a Group	1,000,000	25.0%

(1) The percentages of the Common are based upon 10,982,610 shares of our common stock outstanding as of May 9, 2008 plus 4,594,903 shares representing securities that a person or group has the right to acquire within 60 days pursuant to options, warrants, rights, conversion privileges or other rights for a total percentage based on 15,577,513 shares.

(2) The percentages of the Series D stock are based upon 4,000,000 shares of our Series D stock outstanding as of May 9, 2008. Each holder of Series D Preferred Stock are entitled to vote on all matters that the holders of Common Stock vote upon. The holders of the Series D Preferred Stock and Common Stock vote together as a single class on all matters. The holders of the Series D Preferred Shares are entitled to 10 votes of Common Stock for each share of Series D Preferred Stock voted.

(3) Does not included the common shares beneficially owned by Asia Pacific Ventures, a related party to Wilfred Shaw.

(4) 200,000 of the 635,889 shares listed represents shares vested and exercisable under an option within the next 60 days.

(5) 75,000 of the 628,657 shares listed represents shares vested and exercisable under an option within the next 60 days.

BOARD COMMITTEES

Our Board of Directors does not currently maintain an Audit Committee or a Compensation Committee. During the current fiscal year ended June 30, 2008, the Board of Directors held six noticed meetings.

COMPENSATION OF DIRECTORS

Except as set forth below, directors receive no remuneration for their services as directors at this time. In the past, we issued a warrant to a former director to purchase 200,000 shares of common stock at an exercise price of $0.25 per share. This warrant expired by its own terms in May 2004. In June 2004, the Company issued a new two year warrant to the same director to purchase up to 382,000 shares of our common stock at $0.75 per share. The warrant expired on June 30, 2006. Company has adopted no retirement, pension, profit sharing or other similar programs.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain summary information regarding compensation paid by us for services rendered during the fiscal years ended June 30, 2007 and 2006, respectively, to the Company's Chief Executive Officer, Chief Strategy Officer and most highly paid executive officers during such period.

SUMMARY COMPENSATION TABLE
Name and principal position	Year Ended June 30	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Wing Yu CEO	2007	140,000	4,000	0	0	0	0	0	144,000
Wing Yu, CEO	2006	110,000	0	0	0	0	0	0	110,000
Wilfred Shaw, CSO	2007	120,000	0	0	0	0	0	0	120,000
Wilfred Shaw, CSO	2006	120,000(1)	0	0	0	0	0	0	120,000
George Katsch, VP	2007	99,997	2,000	0	0	0	0	48,686(1)	150,683
George Katsch, VP	2006	89,749	0	0	0	0	0	9,075(1)	98,824
Mark Dierolf, VP	2007	102,000	22,500	0	0	0	0	0	124,500
Mark Dierolf, VP	2006	82,300	0	0	0	0	0	0	82,300

(1) Commissions payable on 10% of cash receipts on sales.

Narrative Disclosure to Summary Compensation Table

Employee Agreements

Wilfred Shaw: Under the original terms of the Management and Consulting Agreement effective May 17, 2000 executed by and between us and Sharpmanagement.com, LLC ("SharpManagement"), we paid SharpManagement $15,000 per month to secure the services of Mr. Shaw as our Chief Executive Officer. Effective April 1, 2001, payments were reduced to $5,000 per month and Mr. Shaw became the Company’s Chief Strategy Officer. Mr. Shaw is the managing and sole member of Sharpmanagement. We issued 1,036,584 shares of our common stock as payment under the Consulting and Management Agreement valued at $165,000 for services provided from January 1, 2001 through March 31, 2003. We have continued to renew our agreement with Sharpmanagement and increased the monthly fee to $10,000 per month effective January 1, 2005. As recently as January 2006 we agreed to renew the agreement with Sharpmanagement at the current rate of $10,000 per month through the current year. In April 2006, the Company paid Sharpmanagement $213,500 for unpaid and accrued fees past services through date of said payment.

Wing Yu: Upon joining us in 1999, Mr. Yu earned an annual salary of $120,000 and received a signing bonus of $6,800. Mr. Yu was promoted to Chief Operating Officer on May 11, 2000. In the fiscal year ended June 30, 2001, Mr. Yu accepted a salary reduction to $72,000 per year, and concurrently accepted a promotion to Chief Executive Officer. Mr. Yu’s current annual salary is $180,000.

George Katsch: Mr. Katsch is our former Vice President of Sales. We hired Mr. Katsch on March 1, 2005. Pursuant to his written employment, we paid Mr. Katsch a monthly salary of $8,333 plus commissions of 10% on a cash receipts basis over the first two years on each of his sales. In addition, we agreed to grant him an option to purchase 650,000 shares of our common stock under our 2004 Stock Option Plan (“Plan”). George Katsch resigned on November 30, 2007.

Mark Dierolf: Mr. Dierolf is our Vice President of Technology. Mr. Dierolf was originally hired by us in 2000. Mr. Dierolf is employed under a written contract. His current monthly salary is $8,500.

Outstanding Equity Awards at Fiscal Year-end

The following table sets forth certain summary information regarding outstanding equity awards as of June 30, 2007 to our Chief Executive Officer, Chief Strategy Officer and most highly paid executive officers during such period.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Wing Yu	200,000	450,000	-	1.30	06/04/14	-	-	-	-
Wilfred Shaw	0	0	-	-	-	-	-	-	-
George Katsch	0	0	-	-	-	-	-	-	-
Mark Dierolf	75,000	225,000	-	1.30	06/04/14	-	-	-	-

(1) Number of securities underlying unexercised options unexercisable are allocated across over three separate vesting schedules and in various amounts: upon issuer listing on senior exchange, a change in ownership of the issuer, or at the discretion of the issuer’s compensation committee.

Compensation of Directors

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Non-Qualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (j)
Wing Yu	0	0	0	0	0	0	0
Wilfred Shaw	0	0	0	0	0	0	0

EMPLOYEE COMPENSATION

We do not yet have a compensation committee that approves or offers recommendations on compensation for our employees.

LEGAL PROCEEDINGS

We are periodically involved in legal actions and claims that arise as a result of events that occur in the normal course of operations, including claims of alleged breach of contract, and claims of infringement of trademarks, copyrights and other intellectual property rights. We are not currently aware of any legal proceedings or claims that we believe will have, individually or in the aggregate, a material adverse effect on our financial position or results of operations, except:

On May 21, 2002, we issued a warrant to purchase 450,000 shares of our common stock to a firm pursuant to a Services Agreement of the same date, which services we allege were never delivered nor forthcoming. Accordingly, we cancelled this warrant in 2002. In 2004, this firm has attempted to exercise the warrant, which we have no intention of honoring. The firm has threatened litigation to compel us to honor the warrant. We do not record this warrant as outstanding, and we have not recorded a reserve in regards to this matter because we believe the outcome will not result in an adverse judgment against the Company. We have had no contact from this firm in the last fiscal year.

On November 7, 2005, we received a letter from an attorney representing a former consultant to us demanding payment of 300,667 shares of our common stock based upon alleged services provided under the terms of a contract entered into between the parties. We dispute that any number of shares are due to this consultant. We have not recorded a reserve on this matter because we believe the claim to be without merit and accordingly believe any outcome will not result in an adverse judgment against the Company. We have had no contact from this consultant in the last fiscal year.

On February 13, 2006, we executed a Note and Warrant Purchase Agreement (the “Purchase Agreement”) with Jade Special Strategies, LLC (“Jade”). Pursuant to the terms of the Purchase Agreement we sold to Jade three senior secured convertible promissory notes dated on or about February 13, 2006 (“Note 1”), March 31, 2006 (“Note 2”), and on June 9, 2006 (“Note 3”), in the amounts of $350,000.00, $350,000.00 and $300,000.00, respectively, with each having a maturity date two years from the date of issuance (collectively the “Note” or “Notes”) and otherwise having identical terms and conditions. Additionally, pursuant to the terms of the Notes, each Note has an initial conversion price of $0.75, which was subject to downward repricing adjustments. The amount of the Notes were subsequently reduced to $910,000.00 upon Jade converting $10,000.00 of the debt to equity and by our paying Jade $80,000.00 on the Notes.

On August 20, 2007, we executed with Jade Amendment No. 1 to the Senior Secured Convertible Promissory Note due February 13, 2008, Amendment No. 1 to the Senior Secured Convertible Promissory Note due March 31, 2008, and Amendment No. 1 to the Senior Secured Convertible Promissory Note due June 9, 2008, under the terms of which Jade agreed to forego its rights to adjust the conversion price of the Notes and to forego any redemption fees and in exchange for our agreement to accelerate the maturity date of all three notes to December 31, 2007.

On December 31, 2007, we were unable to pay the Notes. Accordingly, on December 31, 2007, we executed with Jade Amendment No. 2 to the Senior Secured Convertible Promissory Note due February 13, 2008, Amendment No. 2 to the Senior Secured Convertible Promissory Note due March 31, 2008, and Amendment No. 2 to the Senior Secured Convertible Promissory Note due June 9, 2008, under the terms of which we agreed to increase the principal payable on each note by $75,000.00 as well as to pay a one-time penalty to be determined on February 29, 2008.

On February 26, 2008, we executed with Jade Amendment No. 3 to the Senior Secured Convertible Promissory Note due February 13, 2008, Amendment No. 3 to the Senior Secured Convertible Promissory Note due March 31, 2008, and Amendment No. 3 to the Senior Secured Convertible Promissory Note due June 9, 2008, under the terms of which Jade agreed to forego the one-time penalty and we agreed to increase the principal payable on each note by $10,000.00 in the event the Notes are not paid in full on or before March 15, 2008.

On March 15, 2008, we were unable to pay the Notes. The balance payable on the maturity date was $1,165,000, not inclusive of interest. On March 24, 2008, we received a letter from Jade demanding full repayment of the Notes or alternatively the transfer of the assets of FinancialContent Services, Inc, our wholly owned subsidiary. Unless a resolution satisfactory to Jade is forthcoming, Jade has threatened to foreclose on our assets.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

A.	Wing Yu

The following transactions took place between the Company and Wing Yu, the current CEO and a member of the Company’s Board of Directors:

The Company has received advances from Wing Yu. On December 10, 2007, the Company signed a promissory note with Wing Yu to advance the Company up to $115,000 on as as-needed basis. This note has a floating interest rate through a personal equity line that bears interest at ¾ points below prime. $130,000 has been advanced to the Company by Wing Yu under the note, not inclusive of accrued interest of $930.

As of March 31, 2008, there is a non-interest bearing advance payable to Wing Yu in the amount of $11,694.

Total amounts owed to Wing Yu at March 31, 2008, and June 30, 2007, were $146,619 and $41,171, respectively.

B.	Wilfred Shaw

The following transactions took place between the Company and Wilfred Shaw, the former CEO and current Chairman of the Board of Directors:

The Company has received advances from Mr. Shaw. These advances bear no interest. Mr. Shaw was owed $16,109 and $0 as of March 31, 2008, and June 30, 2007, respectively.

C.	Sharpmanagement.com, LLC

The Company has signed a series of one-year consulting contracts with Sharpmanagement.com, LLC (“SharpManagement”) to secure the services of Wilfred Shaw. Under the terms of the current one year contract effective as of January 1, 2007, the Company is required to pay $10,000 per month for each month that Mr. Shaw provides services to the Company as the Company’s Chief Strategy Officer. Mr. Wilfred Shaw is a majority owner of SharpManagement.com. During the year ended June 30, 2007, the Company paid SharpManagement $97,900 for unpaid fees. As of June 30, 2007, SharpManagement was due $50,527. During the nine months ended March 31, 2008, the Company paid SharpManagement $83,400 for unpaid fees due. As of March 31, 2008, SharpManagement was owed $27,327.

OTHER MATTERS

Our Board of Directors is not aware that any matter other than those described in this Information Statement is to be presented for the consent of the shareholders.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C., 20549. Additionally, these filings may be viewed at the SEC's website at http://www.sec.gov.

DISTRIBUTION OF INFORMATION STATEMENT

The cost of distributing this Information Statement has been borne by us and certain shareholders that consented to the action taken herein. The distribution will be made by mail.

Pursuant to the requirements of the Exchange Act of 1934, as amended, we have duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

By Order of the Board of Directors

/s/ Wing Yu

Wing Yu, Chief Executive

Officer and Director

June ___, 2008

Foster City, California

FINANCIALCONTENT, INC. PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

C O N T E N T S

Basis of Presentation	P-2

Pro Forma Consolidated Balance Sheets for FinancialContent, Inc.	P3 – P4

Pro Forma Consolidated Statements of Operations for FinancialContent, Inc.	P-5

Pro Forma Balance Sheets for FinancialContent Services, Inc.	P6 – P7

Pro Forma Statements of Operations for FinancialContent, Inc.	P8

FINANCIALCONTENT, INC. PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

BASIS OF PRESENTATION

(Unaudited)

The following unaudited pro forma consolidated financial statements of FinancialContent, Inc. (the “Company” and “FCON”) and the unaudited pro forma financial statements of FinancialContent Services, Inc. (“FCS”) give effect to the divestiture by FinancialContent, Inc. of its wholly owned subsidiary FinancialContent Services, Inc. (the “FCS Divestiture”)

The unaudited pro forma consolidated balance sheet and consolidated statement of operations of FinancialContent, Inc. and the unaudited pro forma balance sheet and statement of operations of FinancialContent Services, Inc give effect to the FCS Divestiture as if the transaction had occurred on March 31, 2008. The March 31, 2008 unaudited pro forma consolidated balance sheet and consolidated statement of operations of FinancialContent, Inc. and the unaudited pro forma balance sheet and statement of operations of FinancialContent Services, Inc. include financial information derived from the Company's historical statements of operations as contained in the Company's Quarterly Report on Form 10-QSB for the period ended March 31, 2008.

The unaudited pro forma consolidated financial statements of FinancialContent, Inc. and the unaudited pro forma financial statements of FinancialContent Services, Inc. are based upon the historical consolidated financial statements of the Company and should be read in conjunction with those consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2008 and the Company's Annual Report on Form 10-K for the year ended June 30, 2007. The unaudited consolidated financial statements of FinancialContent, Inc. and the unaudited financial statements of FinancialContent Services, Inc. do not necessarily indicate the results that would have actually occurred if the FCS Divestiture had occurred on the dates indicated or that may occur in the future.

                                                                         P - 2

PRO FORMA CONSOLIDATED BALANCE SHEETS FOR FINANCIALCONTENT, INC. (“FCON”)

AS OF THE NINE MONTHS ENDED MARCH 31, 2008

	As filed at	Less amts recorded	Adjusted	Pro Forma		Pro Forma
	March 31, 2008	in FCS Division	FCON	Adjustment		FCON
ASSETS
Current Assets:
Cash and cash equivalents	$50,789	$(47,242)	$3,547	$		$3,547
Short-term investments in marketable securities	1,191	(1,250)	(59)			(59)
Accounts receivable - trade (net of reserve for doubtful
accounts of $317,669)	383,740	(383,090)	650			650
Other receivables	37,500	-	37,500	(37,500)	1	-
Prepaid expenses	8,497	(8,497)	-
Deposits	12,987	(12,987)	-
		-
Total Current Assets	494,704	(453,066)	41,638	(37,500)		4,138

Property and Equipment :
Office furniture	24,144	(14,348)	9,796			9,796
Equipment	299,929	(216,370)	83,559			83,559
Software	5,992	(5,992)	-

Property and Equipment, cost	330,065	(236,710)	93,355	-		93,355

Accumulated depreciation	(242,795)	151,955	(90,840)			(90,840)

Property and Equipment, net	87,270	(84,755)	2,515	-		2,515

Other Assets:
Intercompany receivable	-	2,405,375	2,405,375	(2,405,375)	1,2,3	-
Purchased contracts - CNET (net of amortization
of $993,190)	45,956	(45,956)	-			-

Total Other Assets	45,956	2,359,419	2,405,375	(2,405,375)		-

Total Assets	$627,930	$1,821,598	$2,449,528	$(2,442,875)		$6,653

PRO FORMA CONSOLIDATED BALANCE SHEETS FOR FINANCIALCONTENT, INC. (“FCON”)

AS OF THE NINE MONTHS ENDED MARCH 31, 2008 (CONTINUED)

		As filed at	Less amts recorded	Adjusted	Pro Forma		Pro Forma
		March 31, 2008	in FCS Division	FCON	Adjustment		FCON
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
	Accounts payable	$312,123	$(294,889)	$17,234	$142,979	2	$160,213
	Management fees due to related party	27,327	(27,327)	-	27,327	2	27,327
	Payroll and taxes payable	65,534	(65,534)	-			-
	Other accrued expenses	16,968	(16,279)	689			689
	Deferred revenue	199,793	(199,793)	-			-
	Related party advances	162,728	(158,544)	4,184			4,184
	Convertible notes payable	1,127,500	-	1,127,500	(1,127,500)	1	-
	Accrued interest on convertible notes payable	12,000	-	12,000	(12,000)	1	-
	Liabilities of discontinued operations	117,509	-	117,509			117,509
	Dividend payable	63,389	-	63,389			63,389

	Total Current Liabilities	2,104,871	(762,366)	1,342,505	(969,194)		373,311

Stockholders' Equity:
	Preferred stock, $0.001 par value; 200,000,000 shares authorized
	Preferred stock Series A, $0.001 par value; 2,239,910
	shares issued and outstanding	2,240	-	2,240			2,240
	Preferred stock Series B, $0.001 par value; 600,000
	shares issued and outstanding	600	-	600			599
	Preferred stock Series C, $0.001 par value; 1,134,668
	shares issued and outstanding	1,135	-	1,135			1,135
	Preferred stock Series D, $0.001 par value; 4,000,000
	shares issued and outstanding	4,000	-	4,000			4,000
	Common stock, $0.001 par value; 900,000,000 shares authorized;
	10,982,610 issued and outstanding	10,982	-	10,982	(500)	4	10,483
	Additional paid-in-capital	23,127,698	-	23,127,698	(49,500)	4	23,078,198
	Accumulated other comprehensive loss	(2,035)	2,035	-			-
	Accumulated deficit	(24,489,529)	2,328,887	(22,160,642)			(22,160,642)
	Current period income/loss	(132,032)	253,042	121,010	(1,423,681)	1,2,3,4	(1,302,671)

	Total Stockholders' Equity	(1,476,941)	2,583,964	1,107,023	(1,473,681)		(366,658)
			-
	Total Liabilities and Stockholders' Equity	$627,930	$1,821,598	$2,449,528	$(2,442,875)		$6,653

1	Transfer Jade notes and all related payments and interest from FinancialContent, Inc. to FinancialContent Services, Inc.
2	Transfer agreed-upon liabilities from FinancialContent Services, Inc. to FinancialContent, Inc.
3	Impairment of intercompany amounts
4	Return and retirement of 500,000 common shares at $0.10 per share

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR FINANCIALCONTENT, INC. (“FCON”)

AS OF THE NINE MONTHS ENDED MARCH 31, 2008

	As filed at	Less amts recorded	Adjusted	Pro Forma		Pro Forma
	March 31, 2008	in FCS Division	FCON	Adjustment		FCON
Revenues:
Net revenues	$1,928,011	$(1,878,358)	$49,653	$		$49,653
Barter revenues (non-cash)	84,844	(84,844)	-			-
Total Revenues	2,012,855	(1,963,202)	49,653	-		49,653

Costs of revenues (depreciation expense
is not included in cost of revenues)	(427,041)	427,041	-			-
Costs of revenues - barter (non-cash)	(3,000)	3,000	-			-

Operating Expenses:
Business development	395	(395)	-			-
General and administrative	1,604,488	(1,448,332)	156,156			156,156
Bad debt	81,060	(81,060)	-			-
Advertising expense - barter (non-cash)	81,844	(81,844)	-			-
Amortization and depreciation	172,577	(170,927)	1,650			1,650
Total Operating Expenses	1,940,364	(1,782,558)	157,806	-		157,806

Loss from Operations	(357,550)	249,397	(108,153)	-		(108,153)

Other Income (Expense):
Other income	389	(389)	-			-
Amortization of deferred financing costs	(56,403)	-	(56,403)			(56,403)
Gain/(loss) on change in warrant liability	356,491	-	356,491			356,491
Gain/(loss) on change in derivative liability	620,376	-	620,376			620,376
Loss on investment	(4,720)	-	(4,720)			(4,720)
Amortization of note discount	(361,042)	-	(361,042)			(361,042)
Gain/(loss) on disposition of assets	-	-	-	(1,473,681)	3	(1,473,681)
Gain/(loss) on retirement of common shares	-	-	-	50,000	4	50,000
Extinguishment of debt	(225,000)	-	(225,000)			(225,000)
Interest expense	(97,985)	1,385	(96,600)			(96,600)

Total Other Income(Expense)	232,106	996	233,102	(1,423,681)		(1,190,579)

Net Income before Taxes	(125,444)	250,393	124,949	(1,423,681)		(1,298,732)

Provision for income tax	(6,588)	2,649	(3,939)	-		(3,939)

Net Loss	$(132,032)	$253,042	$121,010	$(1,423,681)		$(1,302,671)

3	Impairment of intercompany amounts
4	Return and retirement of 500,000 common shares at $0.10 per share

The Company's policy is to fully reserve for any potential benefit of tax losses, so transaction is considered to have no tax affect.

PRO FORMA BALANCE SHEETS FOR FINANCIALCONTENT SERVICES, INC. (“FCS”)

AS OF THE NINE MONTHS ENDED MARCH 31, 2008

		Pro Forma		Pro Forma
	FCS	Adjustment		FCS
ASSETS
Current Assets:
Cash and cash equivalents	$47,242	$		$47,242
Short-term investments in marketable securities	1,250			1,250
Accounts receivable - trade (net of reserve for doubtful
accounts of $317,669)	383,090			383,090
Other receivables	-	37,500	1	37,500
Prepaid expenses	8,497			8,497
Deposits	12,987			12,987

Total Current Assets	453,066	37,500		490,566

Property and Equipment :
Office furniture	14,348			14,348
Equipment	216,370			216,370
Software	5,992			5,992

Property and Equipment, cost	236,710	-		236,710

Accumulated depreciation	(151,955)			(151,955)

Property and Equipment, net	84,755	-		84,755

Other Assets:
Purchased contracts - CNET (net of amortization
of $993,190)	45,956		45,956

Total Other Assets	45,956	-	45,956

Total Assets	$583,777	$37,500	$621,277

PRO FORMA BALANCE SHEETS FOR FINANCIALCONTENT SERVICES, INC. (“FCS”)

AS OF THE NINE MONTHS ENDED MARCH 31, 2008 (CONTINUED)

			Pro Forma		Pro Forma
		FCS	Adjustment		FCS
LIABILITIES AND EQUITY
Current Liabilities:
	Accounts payable	$294,889	$(142,979)	2	$124,107
	Management fees due to related party	27,327	(27,327)	2	-
	Payroll and taxes payable	65,534	-		65,534
	Other accrued expenses	16,279	-		16,279
	Deferred revenue	199,793	-		199,793
	Related party advances	158,544	-		186,347
	Convertible notes payable	-	1,127,500	1	1,127,500
	Accrued interest on convertible notes payable	-	12,000	1	12,000
	Intercompany	2,405,375	(2,405,375)	1,2,3	-

	Total Current Liabilities	3,167,741	(1,436,181)		1,731,560

Equity:
	Accumulated other comprehensive loss	(2,035)	-		(2,035)
	Accumulated deficit	(2,328,887)	-		(2,328,887)
	Current period income/loss	(253,042)	1,473,681	1,2,3	1,220,639

	Total Equity	(2,583,964)	1,473,681		(1,110,283)

	Total Liabilities and Equity	$583,777	$37,500		$621,277

1	Transfer Jade notes and all related payments and interest from FinancialContent, Inc. to FinancialContent Services, Inc.
2	Transfer agreed-upon liabilities from FinancialContent Services, Inc. to FinancialContent, Inc.
3	Impairment of intercompany amounts

PRO FORMA STATEMENT OF OPERATIONS FOR FINANCIALCONTENT SERVICES, INC. (“FCS”)

AS OF THE NINE MONTHS ENDED MARCH 31, 2008

		Pro Forma		Pro Forma
	FCS	Adjustment		FCS
Revenues:
Net revenues	$1,878,358	$		$1,878,358
Barter revenues (non-cash)	84,844			84,844
Total Revenues	1,963,202	-		1,963,202

Costs of revenues (depreciation expense
is not included in cost of revenues)	(427,041)			(427,041)
Costs of revenues - barter (non-cash)	(3,000)			(3,000)

Operating Expenses:
Business development	395			395
General and administrative	1,448,332			1,448,332
Bad debt	81,060			81,060
Advertising expense - barter (non-cash)	81,844			81,844
Amortization and depreciation	170,927			170,927
Total Operating Expenses	1,782,558	-		1,782,558

Loss from Operations	(249,397)	-		(249,397)

Other Income (Expense):
Other income	389			389
Gain/(loss) on disposition of assets	-	1,473,681	3	1,473,681
Interest expense	(1,385)			(1,385)

Total Other Income(Expense)	(996)	1,473,681		1,472,685

	Net Income before Taxes	(250,393)	1,473,681	1,223,288

	Provision for income tax	(2,649)		(2,649)

	Net Loss	$(253,042)	$1,473,681	$1,220,639

3	Impairment of intercompany amounts

EXHIBIT A

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this "Agreement") is entered into by and between FinancialContent, Inc., a Delaware corporation ("Seller"), the sole shareholder of FinancialContent Services, Inc., a Delaware corporation (the “Corporation”), Jade Special Strategy, LLC, a Delaware limited liability company (“Lender”), and Wing Yu, an individual ("Purchaser").

RECITALS:

WHEREAS, the Corporation operates a content syndication service through which it aggregates and distributes data, news and editorial content in audio, video and text formats via a hosted online solution (the "Online Platform Business"); and

WHEREAS, the Seller is the record owner and holder of all of the issued and outstanding shares of the capital stock of the Corporation, which Corporation has issued capital stock of 5,714,286 shares of $ .001 par value common stock, and

WHEREAS, the Purchaser desires to purchase all of the issued and outstanding capital stock of the Corporation (referred to as the "Corporation's Stock"), and the Seller desires to sell or cause to be sold all of the Corporation's Stock, upon the terms and subject to the conditions hereinafter set forth; and

WHEREAS, on February 13, 2006, the Seller executed a Note and Warrant Purchase Agreement and Exhibits attached thereto (the “Purchase Agreement”) with the Lender. Pursuant to the terms of the Purchase Agreement the Company sold to the Lender three senior secured convertible promissory notes dated on or about February 13, 2006 (“Note 1”), March 31, 2006 (“Note 2”), and on June 9, 2006 (“Note 3”), in the amounts of $350,000.00, $350,000.00 and $300,000.00, respectively, with each having a maturity date two years from the date of issuance (collectively the “Note” or “Notes”) and otherwise having identical terms and conditions; and

WHEREAS, under the term of the Notes, the Notes are secured by the assets of the Seller (the “Security Agreement”); and

WHEREAS, under the terms of the Notes, as amended, the Seller is indebted to the Lender and there is now due and owing by the Seller to the Lender an aggregate amount of $1,165,000.00, not inclusive of interest (the "Existing Debt") and the amount due thereon is in default as of March 24, 2008; and

WHEREAS, upon the Closing Date, as defined below, the Lender shall further enter into that certain Assignment and Assumption and Release Agreement with respect to the Existing Debt, pursuant to which the Seller shall assign the Existing Debt to the

Corporation, the Corporation shall assume the Existing Debt and the Lender shall consent to the assignment by the Seller and assumption by the Corporation of the Existing Debt.

AGREEMENT

NOW, THEREFORE, Seller and Purchaser, respectively, for good and valuable consideration as provided herein below, the sufficiency of which is hereby acknowledged and intending to be legally bound, in order to induce each other party to execute and perform the obligations contemplated by this Agreement and the Assignment and Assumption and Release Agreement, substantially in the form of Exhibit A attached hereto, and incorporated herein by reference, hereby agree as follows:

ARTICLE I

TRANSFER OF STOCK

1.1        Transfer of Stock. Subject to the terms and conditions set forth herein, Seller shall transfer, assign and deliver to Purchaser and Purchaser shall accept and acquire from Seller, all of the Corporation’s Stock including without exception all of the assets and liabilities of the Corporation. The Purchaser acknowledges and agrees that as the current chief executive officer of the Corporation he is in possession of a list of all of the Corporation’s liabilities. The assets of the Corporation include the following:

(a)       All of Corporation’s right, title and interest in and to the Online Platform Business, including, all of the Corporation’s current customer licenses, contracts, records, software, billing data and other materials (including, without limitation, all claims and actions in respect of the foregoing, collectively, the "Assigned Contracts") relating to the Online Platform Business. The Purchaser acknowledges and agrees that as the current chief executive officer of the Corporation that he is in possession of all of the Corporation’s Assigned Contracts.

(b)       All of the Corporation’s right, title and interest in and to: (i) the names "FinancialContent Services" and "FinancialContent" together with all related logos and the Corporation’s right, title and interest, if any, to or in any indicia of identity of the Online Platform Business as the Corporation may possess, (ii) the software programs and applications encompassing the entire Online Platform Business, (iii) all databases, precursors, portions and work in progress with respect thereto and all inventions, works of authorship, technology, information, know-how, materials and tools relating thereto or to the development, support or maintenance thereof and (iv) all copyrights, patent rights, trade secret rights, trademark rights, mask works rights and all other intellectual and industrial property rights of any sort and all business, contract rights, and goodwill in, incorporated or embodied in, used to develop, or related to any of the foregoing (collectively "Intellectual Property"). Seller shall within reasonable period of time from the execution of this Agreement, amend its Certificate of Incorporation to change the corporate name to any name other than FinancialContent.

(c)       All lead sheets, lead sheet databases, files, indexes, surveys, reports, analyses, records, market research, other consulting and/or marketing studies and similar information.

(d)       All promotional and sales solicitation and training materials in hard copy, CD-ROM and/or current electronic form relating to the Technology.

(e)	All prepaid expenses associated with the Technology.

(f)        All goodwill of the Online Platform Business, together with the right of the Corporation to modify, extend, terminate or otherwise amend the Contracts (defined below).

(g)       All finished products, work-in-process, fixtures and furniture, personal computers (including all software to the extent assignable), procedure manuals, and any telephone equipment and related controllers/switches, telecopier machines, photocopiers and certain office supplies located at the Corporation's offices in Foster City, California and server co-location located in San Francisco, California.

(h)       All of the Corporation’s rights in the following domain names and their subdomains: (1) "www financialcontent.com", “www.streetiq.com”, and (2) any other domain names related to the Online Platform Business (collectively, the "Domain Names").

(i)        All other property and rights of every kind and nature owned or held by the Corporation that relate primarily to the operation of the Online Platform Business.

1.2        Closing. The Closing shall occur two business days after the written consent of Stockholders of the Seller shall have become effective which shall become effective on the twentieth day following the filing of a definitive proxy statement by the Corporation with the Securities and Exchange Commission (the “Closing Date”) and shall occur on such day at 1:00 p.m. at the offices of the Corporation, 101 Lincoln Centre Drive, Suite 410, Foster City, California 94404, or at such other time and place as the parties mutually agree in writing. At the Closing, the parties hereto shall deliver the consideration set forth below under Article II below and as set forth under the Assignment and Assumption and Release Agreement.

1.3        Delay in Closing. In the event the Closing does not take place by August 31, 2008, Lender has the right to terminate its obligations and forbearance hereunder and in the documents related hereto by written notice to the other parties hereto.

ARTICLE II

CONSIDERATION; ALLOCATION OF COSTS

2.1       Consideration for Transfer of Corporation’s Stock; In exchange for the transfer by Seller of the Corporation’s Stock to Purchaser, which transfer is hereby consented to by the Lender, the Seller shall assign and transfer the Existing Debt to the Corporation, the Corporation shall assume the Existing Debt, and the Lender agrees to the assignment and transfer by the Seller to the Corporation of the Existing Debt and the assumption of the Existing Debt by the Corporation under the terms of the Assignment and Assumption and Release Agreement.

2.2	Additional Consideration:

(a)        Purchaser’s Consideration to Seller. In exchange for the Seller agreeing to the transfer by Seller of the Corporation’s Stock to Purchaser hereunder, Purchaser agrees to transfer to Seller 500,000 shares of the Sellers restricted common stock on the Closing Date.

(b)        Purchaser’s Consideration to Lender. In exchange for the Lender consenting to the Corporation’s assumption of the Existing Debt under the terms of the Assignment and Assumption and Release Agreement, Purchaser agrees to transfer to Lender 500,000 shares of the Sellers restricted common stock on the Closing Date.

(c)        Seller’s Consideration to Lender. In exchange for the Lender forbearing on its rights to foreclose on the Seller’s assets, Seller agrees to issue to Lender on the Closing Date an unsecured promissory note in the amount of $50,000.00 payable on the second annual anniversary of the Effective Date with interest accruing on the unpaid balance at 9%, compounded annually, dated as of the date hereof, substantially in the form of Exhibit B attached hereto.

(d)        Seller’s Additional Consideration to Lender. In exchange for the Lender forbearing on its rights to foreclose on the Seller’s assets , Seller agrees to reprice the exercise price of the six (6) warrants issued by the Seller to the Lender upon incurring the Existing Debt to $0.75, substantially in the form of Exhibit C-1 through C-6 attached hereto.

(e)       Corporation and Purchaser’s Consideration to Lender. In exchange for the Lender forbearing on its rights to foreclose on the Seller’s assets, the Purchaser and Corporation agree to grant the Lender a security interest in the Corporation’s assets as set forth in the Assignment and Assumption and Release Agreement.

2.3        Costs. The costs incurred by the Seller, Corporation and Purchaser in closing this transaction shall be born by the Purchaser, including all legal and accounting fees. Lender shall assume its own costs herein.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE SELLER AND THE CORPORATION

The Seller, Corporation, and Purchaser (collectively, the “Seller”) jointly and severally, hereby make the following representations and warranties to Lender and to eachother:

3.1        Existence and Power. Each the Seller and Corporation is a corporation duly organized, validly existing and in good standing under the Laws of its jurisdiction of incorporation, and has all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on the Business as now conducted. Each the Seller and the Corporation is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary except where failure to so qualify does not have a material adverse effect on the Business or the Purchased Assets. Each the Seller and the Corporation has heretofore delivered to the Lender true and complete copies of the corporate charter and bylaws of such Seller as currently in effect.

3.2	Authorization and Execution.

(a)       The execution, delivery and performance by each Seller and the Corporation of this Agreement and the transaction documents to which it is party, and the consummation by each the Seller and the Corporation of the transactions contemplated hereby and thereby are within such corporate powers and have been duly authorized by all necessary corporate action on the part of each the Seller and the Corporation, except, as to the Seller, for the required approval of the Seller’s stockholders in connection with the approval of this Agreement and the consummation of the Transactions. This Agreement constitutes, and, when executed at the Closing, each transaction document will constitute, a valid and binding agreement of each Seller, enforceable against such Seller in accordance with its terms, subject to applicable bankruptcy, insolvency and other laws affecting the rights and remedies of creditors and to general equitable principles.

(b)       At a meeting duly called and held, the Seller’s board of directors has (i) unanimously determined that this Agreement and the Transactions are fair to and in the best interests of the Seller’s stockholders, (ii) unanimously approved and adopted this Agreement and the Transactions and (iii) unanimously resolved to recommend approval and adoption of this Agreement to its stockholders (such recommendation, the “Seller’s Board Recommendation”).

(c)       Seller has delivered to the Purchaser simultaneously with the execution and delivery of this Agreement an irrevocable written consent of stockholders executed by Kenneth Wlosek, who holds by Proxy not less than fifty percent (50)% of the votes entitled to be cast (the “Written Consent of Stockholder”) approving this Agreement and the transactions contemplated hereby. The Written Consent of the Stockholder has been duly and validly obtained in accordance with the DGCL and applicable Law and shall become effective not later than twenty (20) days after the Definitive Information Statement (as defined below) is first sent to the Seller’s stockholders. The Written

Consent of Stockholder has been filed with the Secretary of the Company may not be revoked by the stockholder, and the vote taken by the stockholders of Seller as set forth in the Written Consent of Stockholder is the only vote of the holders of any of the Company’s capital stock necessary in connection with the consummation of the transactions contemplated hereby.

(d)       Corporation’s Stock to be transferred by Seller to Purchaser hereunder shall be validly and legally issued, fully paid and nonassessable shares of the Corporation’s common stock, free and clear of any liens, claims, encumbrances and restrictions.

3.3        No Breach. Except as set forth on Schedule A Section 3.3, neither the authorization, execution, delivery or performance of this Agreement by the Sellers or the consummation of any transactions contemplated by this Agreement will (i) violate, conflict with or result in the material breach or termination of, or otherwise give any person the right to terminate, or constitute (or with notice or lapse of time or both would constitute) a default (by way of substitution, novation or otherwise) under the terms of, any contract, lease, bond, agreement, franchise or other instrument to which the Corporation is a party relating to the Online Platform Business or any of the Assets, or (ii) result in the creation of any encumbrance upon the Corporate Stock or any of the Assets.

3.4        Compliance with Laws. Except as set forth on Schedule A Section 3.4, the operation of the Online Platform Business and the ownership and use of the Assets are in compliance with all applicable judgments, orders, injunctions, awards or decrees and all federal, state or local laws, rules or regulations, codes or ordinances. The Corporation has duly obtained and holds all consents, authorizations, permits, licenses, orders or approvals of all federal, state or local governmental or regulatory bodies that are material to the conduct of the Online Platform Business or the ownership or use of the Assets; no violations are or have been recorded in respect of any such permit and no proceeding is pending or threatened to revoke, deny or limit any such Permit.

3.5        Title to Assets. Except as set forth on Schedule A Section 3.5, the Corporation has good and marketable title to, or valid leasehold interests in, the Assets free and clear of all liens, pledges, claims, charges, easements, security interests, encumbrances or other rights of any third party ("Encumbrances"). No other person has any right, title or interest in the Corporate Stock or Online Platform Business. The Corporation has performed all material obligations required to be performed by it with respect to all Assets leased by it.

3.6        Litigation. Except as set forth on Schedule A Section 3.6, there are no actions, suits, or claims, or any administrative inquiries, arbitration, proceedings or investigations or by any agency, pending or threatened against the Corporation or the Assets (or against the Corporation or any of its affiliates pertaining to the Online Platform Business or the Assets).

3.7        Proprietary Rights. Except as set forth on Schedule A Section 3.7, the Corporation owns or possesses adequate licenses or other rights to use all trademarks, trademark applications, trade secrets, service marks, trade names, copyrights, patents, inventions, drawings, designs, customer lists, proprietary know-how or information or other rights used by the Corporation in the Online Platform Business and all such rights are included in the Assets.

3.8        Suppliers and Partners. Except as set forth on Schedule A Section 3.8, the Corporation is not in default with any of the suppliers or partners of the Online Platform Business and no supplier or partner has canceled or otherwise terminated, or threatened in writing to cancel or otherwise terminate, its relationship with the Online Platform Business or has during the past 12 months decreased or limited materially, or threatened in writing to decrease or limit materially, its services, supplies or materials to the Corporation with respect to the Online Platform Business. The Corporation has no knowledge that any material supplier or partner intends to cancel or decrease or limit its relationship with the Corporation, to increase the prices charged to the Corporation, or to decrease or limit its services, supplies or materials to the Online Platform Business and, the acquisition of the Corporation’s Stock by the Purchaser will not adversely affect the relationship of Corporation, in its operation of the Online Platform Business, with any material supplier or partner of the Online Platform Business

3.9	Tax Matters. Except as set forth on Schedule 3.9:

(a) The Corporation has duly filed, or has obtained a filing extension from the appropriate governmental agencies with respect to, all federal, state and local tax returns required to be filed by the Corporation and has paid or provided for any taxes shown as due on such returns relating to the Online Platform Business or the Assets.

(b) The Corporation is not a party to any proceeding or 'inquiry by any governmental agency for the assessment or the proposed assessment or for the collection of taxes which if unpaid might result in an Encumbrance upon the Online Platform Business or the Assets as of the Closing Date, nor to the Corporation’s knowledge has any claim for such assessment been asserted against the Corporation.

3.10      No Default. Except as set forth on Schedule 3.10, the Corporation is in material default or claimed, purported or alleged material default of any material contract or agreement with respect to the Online Platform Business.

3.11     ERISA. Except as set forth on Schedule 3.11, the Corporation does not maintain or have any liability with respect to any employee benefit, inactive, bonus, fringe benefit or other compensatory plan, policy or arrangement (whether or not an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) with respect to employees, consultants, contractors or subcontractors of the Online Platform Business. The Corporation does not have any obligation to contribute to, or other liability with respect to, any multiemployer plan, as defined in Section 3(37) of ERISA in connection with the Online Platform Business.

3.12      Full Disclosure. Except as otherwise disclosed in the Schedules or Exhibits hereto or the other representations and warranties made by Sellers herein, the Sellers have no actual knowledge of any fact as of the date hereof that materially adversely affects or will materially adversely affect, the operations or condition of the Online Platform Business of the ability of the Corporation to perform its obligations under this Agreement or the agreements referred to herein and the transactions contemplated hereby or thereby.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby makes the following representations and warranties to Seller:

4.1        Finder's Fees. Purchaser has not employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated hereby.

ARTICLE V

REPRESENTATION AND WARRANTIES OF LENDER

5.1        Organization Authorization. Lender is a limited liability company duly organized, validly existing and in good standing under the laws of the State of New York and has full power and authority to carry on its business as it is now being conducted. The execution, delivery and performance of this Agreement by Lender and the performance by Lender of the transactions contemplated hereby have been duly authorized and approved by all necessary corporate proceedings of Lender. This Agreement has been duly executed and delivered by Lender and constitutes a valid and binding agreement of Lender enforceable against Lender in accordance with its terms.

5.2       No Consent. No consent, order, license, approval or authorization of, or exemption by, or registration or filing with, any governmental authority, bureau or agency, and no consent or approval of any person is required to be obtained or made by Lender in connection with the execution, delivery, or performance by Lender of this Agreement or the consummation of the transactions contemplated by this Agreement.

ARTICLE VI

INDEMNIFICATION

6.1        Survival. All representations and warranties made by Seller and Purchaser in this Agreement shall survive the Closing, and shall not be extinguished or in any way modified on the date thereof or as a result of any investigation made by or on behalf of Seller or Purchaser.

6.2        Indemnification by Seller. Seller agrees to indemnify and hold harmless Purchaser and Lender from and against any and all losses, liabilities, damages, obligations, costs and expenses including, without limitation, reasonable costs and expenses (including reasonable attorneys' fees and expenses) of enforcing the provisions of this Section 5.2 if Purchaser is the prevailing party in enforcing such provisions, or of investigating, preparing to defend and defending any claim, action, suit, proceeding, inquiry or investigation in respect thereof, suffered or incurred by Purchaser resulting from, relating to or arising out of:

(a)       the inaccuracy of any representation or warranty of the Seller under this Agreement or any documents executed to convey the Assets under this Agreement; or

(b)       breach of any agreement or covenant by the Seller under this Agreement or any other documents executed to convey the Assets under this Agreement.

6.3        Indemnification by Purchaser. Purchaser agrees to indemnify and hold harmless the Seller from and against any and all losses, liabilities, damages, obligations, costs and expenses, including, without limitation, reasonable costs and expenses(including reasonably attorneys' fees and expenses) of enforcing the provisions of this Section 5.3 if the Seller is the prevailing party in enforcing such provisions, or of investigating, preparing to defend and defending any claim, action, suit proceeding, inquiry or investigation in respect thereof, suffered or incurred by Seller resulting from, relating to or arising out of:

(a)       the inaccuracy of any representation or warranty of the Purchaser under this Agreement or any documents executed to convey the Assets under this Agreement;

(b)       breach of any agreement or covenant by Purchaser under this Agreement or any documents executed to convey the Corporate Stock under this Agreement; or

(c)       liabilities in respect of the Online Platform Business arising solely as a result of Purchaser's operation of the Online Platform Business after the Closing Date.

6.4        Notice of Third Party Claims. The party seeking indemnification under this Article VI (the "Indemnitee") shall, within thirty (30) days of receipt, provide the party from whom indemnification is sought (the "Indemnitor") with notice of all third party actions, suits, proceedings, claims, demands or assessments which may be subject to the indemnification provisions of this Article VI (collectively, "Third Party Claims") brought at any time following the Closing Date, and shall otherwise make available all relevant information material to the defense of any Third Party Claims. The Indemnitor shall have the right to defend any such Third Party Claim at its sole expense. Where such Third Party Claim affects the interests of the Indemnitee, the Indemnitee may elect to participate in (but not control) the defense of such claim at its sole expense; provided, that the Indemnitor shall pay the Indemnitee's expenses (including reasonable attorneys' fees and expenses) if the Indemnitor's counsel would be inappropriate due to a conflict of interest between the Indemnitee and any party represented by such counsel with respect to such claim. No claim shall be settled or compromised without the consent of the Indemnitee (which consent shall not be unreasonably withheld, it being understood that it shall be reasonable for the Indemnitee to decline to consent to any settlement or compromise that does not include as a condition thereof a release of all claims against such Indemnitee) unless the Indemnitee shall have failed, after the lapse of a reasonable time, but in no event more than thirty (30) days, after notice to it of such proposed settlement to notify the Indemnitor or the Indemnitee's objection thereto. The Indemnitee's failure to give timely notice or to provide copies of documents or to furnish relevant data in connection with any Third Party Claim shall not constitute a basis for reduction of any claim for indemnification by the Indemnitee, except to the extent that such failure shall result in any material prejudice to the Indemnitor's ability to defend such claim. Further, where the Indemnitor has undertaken the defense of a Third Party Claim, the Indemnitee, recognizing its community of interest with the Indemnitor in the resolution of the claim, shall provide such reasonable support to the Indemnitor as shall be reasonably requested, including affidavits, documents and testimony. The cost of reasonable out of pocket expenses incurred by the Indemnitee in providing such support to the Indemnitor shall be reimbursed to the Indemnitee by the Indemnitor. If the Indemnitor declines to defend any Third Party Claim, the Indemnitor shall pay all of the Indemnitee's expenses (including, without limitation, reasonable attorneys' fees and expenses) relating to such Third Party Claim.

ARTICLE VII

CONFIDENTIALITY

7.1        Confidentiality. Neither the Seller nor any of its affiliates shall, directly or indirectly, use or disclose to any Person any confidential or proprietary information of or relating to the Online Platform Business or the Assets except with Purchaser's prior written consent, except as shall be disclosed to the Seller’s attorneys and accountants. Neither the Purchaser nor any or its affiliates shall, directly or indirectly, use or disclose to any Person any confidential or proprietary information of or relating to the Seller without the Seller’s prior written consent, except as shall be disclosed to Purchaser's attorneys and accountants. For purposes of this Section, the term "confidential or proprietary information" shall mean all information that is known to a party or its respective affiliates or to their employees, consultants or others in a confidential relationship with such party and relates to such matters as marketing plans, strategies, customer lists, forecasts, prices of any other party hereto and shall further include all terms and conditions under this Agreement, provided that any information relating to the Online Platform Business or the Assets shall in no event be deemed to be confidential or proprietary information of the Seller; and provided further that the term "confidential or proprietary information" shall not include information (i) rightfully received by the Seller or Purchaser, as the case may be, from parties other than the parties to this Agreement; (ii) generally available to the public; or (iii) required to be disclosed by applicable law. If disclosure is required by law, the party required to make such disclosure shall give notice to the other party hereto so that such other party may seek a protective order.

ARTICLE VIII

MISCELLANEOUS PROVISIONS

8.1        Further Assurances. From time to time after the Closing Date, upon Purchaser's reasonable request, the Seller will execute, deliver and acknowledge all such further instruments of transfer and conveyance and do and perform all such other acts and things as Purchaser may reasonably require to more effectively transfer the Corporation’s Stock and the Assets to the Purchaser and to put Purchaser in possession of the Corporation’s Stock and the Assets.

8.2        Amendment and Modification. Subject to applicable law, this Agreement may be amended, modified or supplemented only by written agreement of the Seller and Purchaser.

8.3	Waiver of Compliance; Consents.

(a) Any failure of the Seller, on the one hand, or the Purchaser, on the other hand, to comply with any obligation, covenant, agreement or condition herein may be waived in writing by the party entitled to the performance of such obligation, covenant or agreement or who has the benefit of such condition, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or conditions shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

(b) Whenever this Agreement requires or permits consents by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth above.

8.4        Notices. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or three (3) days after being mailed by certified or registered mail, return receipt requested, with postage prepaid:

(a)	If to the Seller to:	FinancialContent, Inc. 101 Lincoln Centre Drive Suite 410 Foster City, California 94404 Attn: Authorized Agent

Foster City, California 94404

Attn: Authorized Agent

or to such other person or address as the Seller shall furnish to Purchaser in writing pursuant to the above.

(b)	If to Purchaser to:	Wing Yu
101 Lincoln Center Drive Suite 410 Foster City, California 94404

or to such other person or address as Purchaser shall furnish to Seller in writing pursuant to the above.

(c)	If to Lender to:	Jade Special Strategy, LLC
1175 Walt Whitman Road, Suite 100
Melville, NY 11747
Attn: David Propis

Copy to:	Westerman Ball Ederer Miller & Sharfstein, LLP 170 Old Country Rd., 4th Fl. Mineola, NY 11501 Attn: David Gold, Esq.

or to such other person or address as Purchaser shall furnish to Seller in writing pursuant to the above

(d)	If to Corporation to:	FinancialContent, Inc. 101 Lincoln Centre Drive Suite 410 Foster City, California 94404 Attn: Wing Yu

or to such other person or address as Purchaser shall furnish to Seller in writing pursuant to the above

8.5        Assignment. This Agreement shall not be assigned by either party hereto without the prior written consent of the other party hereto. No permitted assignment shall release the assignor from its obligations hereunder. Subject to the foregoing, this Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respect successors, assigns, heirs, executors and personal representative.

8.6        Headings. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

8.7        Joint Effort. The provisions of this Agreement have been examined, negotiated and revised by counsel for each party, and no implication shall be drawn against any party hereto by virtue of the drafting of this Agreement.

8.8        Entire Agreement. This Agreement and any other document to be furnished pursuant to the provisions hereof embody the entire Agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants, or undertakings, other than those expressly set forth or referred to in such documents. This Agreement and such documents supersede all prior agreements and understandings between the parties with respect to such subject matter.

8.9        Bulk Sales Law. The Seller and Purchaser hereby agree to waive compliance by the other with the provisions of any applicable Bulk Sales Law of any jurisdiction. The Seller agrees to defend, indemnify and hold the Purchaser and the Assets harmless from and against any claim, liability, obligation, cost and expense, including reasonable attorneys' fees, which arises from or as a result of such non-compliance by the parties.

8.10      Confidentiality. The Seller and the Purchaser agree to keep the terms of this Agreement confidential unless disclosure is required by law or authorized in writing by both parties.

8.11      Governing Law. ALL MATTERS WITH RESPECT TO THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO MATTERS OP VALIDITY, CONSTRUCTION; EFFECT AND PERFORMANCE, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN BETWEEN RESIDENTS THEREOF (REGARDLESS OF THE LAWS THAT. MIGHT BE APPLICABLE UNDER PRINCIPLES OF CONFLICTS OF LAW). ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL HE TRIED AND LITIGATED EXCLUSIVELY IN THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK.

8.12      Counterparts. This Agreement may be executed in two or more fully or partially executed counterparts, each of which shall be deemed an original, but all counterparts together shall constitute one and the same instrument.

8.13

IN WITNESS WHEREOF, this Agreement has been executed by each of the individual parties hereto and signed by an officer thereunto duly authorized and attested under the corporate seal by the Secretary of the corporate party hereto, all on the date first above written.

Signed, sealed and delivered in the presence of:

FINANCIALCONTENT SERVICES, INC. (the “CORPORATION”)

(CORPORATE SEAL)

By:___________________________

Its Authorized Agent

FINANCIALCONTENT, INC. (“SELLER”)

By:___________________________

Its Authorized Agent

WING YU (“PURCHASER”)

______________________________

Wing Yu

JADE SPECIAL STRATEGY, LLC (the “LENDER”)

By:___________________________

Its Manager

SCHEDULE A

ARTICLE THREE SCHEDULE OF EXCEPTIONS

3.3       The transfer of the Corporation’s Stock may be deemed a transfer or assignment under certain licensing agreements the Corporation has entered into with clients and under certain agreements the Corporation has with its vendors. These agreements require the client or vendor’s consent to transfer or assign the agreement. Without the client or vendor’s consent, the client or vendor may terminate the agreement and subject the Corporation to liability for breach.

The office lease for 101 Lincoln Centre Drive, Suite 410, Foster City, California 94404 requires the landlord’s consent upon a transfer which includes a change in control event. Without the landlords consent the landlord may terminate the agreement and subject the Corporation to liability for breach.

The Sellers make no warranties or representations that this transaction as contemplated hereunder will not be voidable under federal bankruptcy law and or uniform fraudulent dispositions law.

3.4

3.5       The Corporation’s Stock is encumbered by a UCC-1 financing statement recorded by the Lender.

3.6       Press Association, Inc. has a claim of approximately $6,000.00 against the Corporation for breach of contract arising under a vendor agreement. The claim arose approximately 3 years ago.

The Corporation has disputed CAM charges levied by the landlord regarding office lease for 101 Lincoln Centre Drive, Suite 410, Foster City, California 94404 which has been resolved.

3.7       The Corporation has a consent agreement for use of the SWIFTIR trademark with the registered owner of the SWIFT mark.

3.8       Press Association, Inc. has a claim of approximately $6,000.00 against the Corporation for breach of contract arising under a vendor agreement. The claim arose approximately 3 years ago.

The transfer of the Corporation’s Stock will cause a change of control event under certain agreements the Corporation has with its vendors. These agreements define a change of control as a transfer or assignment that requires the vendor’s consent to transfer and or assign the agreement. Without the vender’s consent the agreement may be subject to termination by the vendor for breach and subject the Corporation to liability.

3.9

3.10     Press Association, Inc. has a claim of approximately $6,000.00 against the Corporation for breach of contract arising under a vendor agreement. The claim arose approximately 3 years ago.

The Seller is in material default under the terms of the Notes as of March 24, 2008 for failure to pay the full amount due and owing on the maturity date of the Notes.

3.11     The employees of the Corporation participate in the Sellers stock option plan. Other benefit plans of the Corporation include vacation benefits and health and dental plans.

3.12

EXHIBIT A

ASSIGNMENT AND ASSUMPTION AND RELEASE AGREEMENT

ASSIGNMENT AND ASSUMPTION AND RELEASE AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AND RELEASE AGREEMENT (this "Agreement") is entered into by and between FinancialContent, Inc., a Delaware corporation ("Seller"), the sole shareholder of FinancialContent Services, Inc., a Delaware corporation (the “Corporation”), Wing Yu, an individual ("Purchaser"), and Jade Special Strategy, LLC, a Delaware limited liability company (the “Lender”).

RECITALS:

WHEREAS, concurrently herewith, Seller and Purchaser shall enter into that certain Stock Purchase Agreement (the “Stock Purchase Agreement”) which is incorporated herein by reference, which together shall close on the Closing Date as defined under the Stock Purchase Agreement, pursuant to which the Seller shall transfer to the Purchaser the Corporation’s Stock, as said term is defined under the Stock Purchase Agreement, and in consideration for such acquisition, Seller shall assign the Existing Debt, as said term is defined under the Stock Purchase Agreement, to the Corporation and the Corporation agrees to assume the Existing Debt; and

WHEREAS, the Seller is in default on the Notes, as said term is defined under the Stock Purchase Agreement, for failure to make timely payments thereunder, and on March 24, 2008, the Seller received a letter from the Lender demanding full repayment of the Notes; and

WHEREAS, the Lender consents to the Seller assigning the Existing Debt and the Lender consents to the Corporation assuming the Existing Debt subject to the terms and conditions set forth below; and

WHEREAS, the Seller, Purchaser, Lender and Corporation desire to set forth their understandings with respect to their respective obligations as set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the covenants contained herein, and other good and valuable consideration, the receipt of which is acknowledged by the parties hereto, the undersigned parties agree as follows:

AGREEMENT

1.          Assignment and Assumption. Simultaneous with the closing of the Stock Purchase Agreement, the Seller hereby assigns and transfers the Existing Debt to the Corporation and the Corporation hereby agrees to assume the Existing Debt. The Lender hereby consents to the assignment and transfer of the Existing Debt by the Seller to the Corporation and the assumption of the Existing Debt by the Corporation. The Purchaser agrees to the assignment and transfer of the Existing Debt by the Seller to the Corporation and the assumption of the Existing Debt by the Corporation. Upon Lender's and of Seller’s reasonable request, the Purchaser shall cause the Corporation to execute, deliver and acknowledge all such further instruments of the assignment and transfer and do and perform all such other acts and things as Lender and or Seller may reasonably require to carry out the terms of the assignment and assumption hereunder. Without limiting the foregoing, the Purchaser shall cause the Corporation to execute a new security agreement substantially in the form as attached hereto as Exhibit 1 and a UCC-1 financing statement for recordation by the Lender and the Corporation agrees to grant the Lender such a security interest in its assets in consideration of the Lender’s forbearance on exercising its rights to foreclose on the Corporation’s Stock. By accepting this assignment and assumption, the Lender, Purchaser and Corporation agree and acknowledge that the only obligation assumed by the Purchaser and Corporation under this assignment and  assumption is the current  and  future payments under the terms of the Existing Debt, and the giving of a security interest in all of the assets of the Corporation for the payment obligations assumed hereunder, and only  those  terms  of  the  Notes  and the related  transaction documents attached necessary to carry out the intent of the Lender and Purchaser shall continue in full force and effect.

2.          Release By Lender. Lender, individually and on behalf of its directors, officers, subsidiaries, affiliates, divisions, supervisors, agents, successors, partners, employees, shareholders, assigns, attorneys, representatives, insurers, parents, subsidiaries, and related entities, shall, and hereby does, release the Seller and its directors, officers, subsidiaries, affiliates, divisions, supervisors, agents, successors, partners, employees, shareholders, assigns, attorneys, representatives, insurers, parents, subsidiaries, and related entities, both past and present, from any and all claims, demands, alleged sums of money owing, actions, rights, liens, obligations, costs, expenses, compensation of any nature whatever, damages, liabilities, chosen in action, and causes of action of any kind or nature whatsoever, whether known or unknown, suspected or unsuspected, which Lender may now hold or own, or may at any time, past, present or future, hold or own against the Seller, Corporation, and Purchaser arising or resulting from any act or omission by or on the part of the Seller on or before the Closing of the Stock Purchase Agreement ("Lender's Released Claims") specifically including, but not limited to, claims arising out of or relating to the issuance the Notes, as amended, to the Lender by the Seller, any default thereon, and payment of the Existing Debt, whether based in tort, contract (express and implied), or in any other theory of recovery, whether for compensatory or punitive damages, in law or in equity, under any law or legal theory including but not limited to, state or federal, common or statutory, or otherwise. In addition, the Lender hereby agrees to execute as Seller may reasonably require a UCC-3 financing statement, in form and substance satisfactory to Seller, for recordation by the Seller to terminate the Lender’s Security Agreement in the Seller’s collateral.

3.          Release By Seller. Seller, individually and on behalf of its directors, officers, subsidiaries, affiliates, divisions, supervisors, agents, successors, partners, employees, shareholders, assigns, attorneys, representatives, insurers, parents, subsidiaries, and related entities, shall, and hereby does, release the Lender and its directors, officers, subsidiaries, affiliates, divisions, supervisors, agents, successors, partners, employees, shareholders, assigns, attorneys, representatives, insurers, parents, subsidiaries, and related entities, both past and present, from any and all claims, demands, alleged sums of money owing, actions, rights, liens, obligations, costs, expenses, compensation of any nature whatever, damages, liabilities, choses in action, and causes of action of any kind or nature whatsoever, whether known or unknown, suspected or unsuspected, which the Seller may now hold or own, or may at any time, past, present or future, hold or own against the Lender, Purchaser and Corporation arising or resulting from any act or omission by or on the part of the Lender occurring on or before the closing of the Stock Purchase Agreement (“Seller's Released Claims") specifically including, but not limited to, claims arising out of the Purchaser Agreement or the issuance of the Notes to the Lender by the Seller, claims of breach of contract , whether based in tort, contract (express and implied), or in any other theory of recovery, whether for compensatory or punitive damages, in law or in equity, under any law or legal theory including but not limited to, state or federal, common or statutory, or otherwise.

4.           Release By Purchaser. Purchaser, individually and on behalf of his affiliates, agents, successors, partners, employees, signs, attorneys, representatives, insurers, and related entities, shall, and hereby does, release the Seller and its directors, officers, subsidiaries, affiliates, divisions, supervisors, agents, successors, partners, employees, shareholders, assigns,  attorneys,  representatives,  insurers, parents,  subsidiaries,  and  related  entities,  both  past  and  present,  from  any  and all claims,  demands, alleged sums of money owing, actions, rights, liens, obligations,costs, expenses, compensation of any nature whatever, damages, liabilities, choses in action, and causes of action of any kind or nature whatsoever, whether known or unknown, suspected or unsuspected, which Purchaser may now hold or own, or may at any time, past, present or future, hold or own against the Seller and Lender arising or resulting from any act or omission by or on the part of the Seller occurring on or before the closing of the Stock Purchase Agreement (“Seller's Released Claims") specifically including, but not limited to, claims arising out of the Purchaser Agreement or the issuance of the Notes to the Lender by the Seller, claims of breach of contract, whether based in tort, contract (express and implied), or in any other theory of recovery, whether for compensatory or punitive damages, in law or in equity, under any law or legal theory including but not limited to, state or federal, common or statutory, or otherwise.

5. Release By the Corporation. The Corporation, individually and on behalf of its directors, officers, subsidiaries, affiliates, divisions, supervisors, agents, successors, partners, employees, shareholders, assigns, attorneys, representatives, insurers, parents, subsidiaries, and related entities, shall, and hereby does, release the Seller and its directors, officers, subsidiaries, affiliates, divisions, supervisors, agents, successors, partners, employees, shareholders, assigns, attorneys, representatives, insurers, parents, subsidiaries, and related entities, both past and present, from any and all claims, demands, alleged sums of money owing, actions, rights, liens, obligations, costs, expenses, compensation of any nature whatever, damages, liabilities, choses in action, and causes of action of any kind or nature whatsoever, whether known or unknown, suspected or unsuspected, which the Corporation may now hold or own, or may at any time, past, present or future, hold or own against the Seller or Lender arising or resulting from any act or omission by or on the part of the Seller occurring on or before the closing of the Stock Purchase Agreement (“Seller's Released Claims") specifically including, but not limited to, claims arising out of the Purchaser Agreement or the issuance of the Notes to the Lender by the Seller, claims of breach of contract , whether based in tort, contract (express and implied), or in any other theory of recovery, whether for compensatory or punitive damages, in law or in equity, under any law or legal theory including but not limited to, state or federal, common or statutory, or otherwise.

6.           Waiver of Civil Code § 1542. Each of the parties hereto has been advised by counsel concerning California Civil Code § 1542 which states:

A General Release does not extend to all claims which the Lender does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

This Agreement covers and includes all claims that Lender may have against the Seller or the Seller may have against the Lender whether known or unknown, suspected or unsuspected, notwithstanding the terms of California Civil Code § 1542.

Each party hereto expressly waives any right or benefit available to him or it under the provisions of California Civil Code § 1542.

7.          Unknown Facts Or Change In Facts. Each party has made such investigation of the facts as it deems necessary pertaining to this Agreement. In order to settle this claim, each party hereto voluntarily and knowingly releases the other from all future claims, both known and unknown, of the type released under this Agreement. The parties understand and agree that, if the facts with respect to or upon which this Agreement is based are found hereafter to be other than, or different from, the facts now believed to be true, they expressly accept and assume the risk of such possible difference in facts and agree that this Agreement shall be, and remain, effective notwithstanding such difference in facts. Each releasing party understands that this means it cannot later make a claim regarding any matter covered by this Release arising against the other party, even if the releasing party did not know about the claim when it signed this Release. Each party understands that it has released any claims that it may have under California Civil Code § 1542.

8.          Lender's Warranty of Ownership of Lender's Released Claims. Lender represents and warrants that: (1) it owns the Lender's Released Claims; (2) no person other than itself has or has had any claim to, title to, right in, or any interest in the Lender's Released Claim; (3) that it has the sole right and exclusive authority to execute this Agreement; and (4) that it has not sold, assigned, transferred, conveyed, or otherwise disposed of any Lender's Released Claims or any interest therein and will not do so. Lender shall defend, indemnify and hold harmless the Seller and its directors, officers, subsidiaries, supervisors, agents, successors, partners, employees, shareholders, assigns, attorneys, representatives, insurers, parents, subsidiaries, and related entities, both past and present, from and against any and all claims, demands, alleged sums of money owing, actions, rights, liens, obligations, costs, expenses, compensation of any nature whatsoever, whether known or unknown, suspected or unsuspected, arising or resulting from or related to, including attorneys' fees, any claim of a property or other interest in Lender's Released Claims by Lender's assigns, past or present attorneys, or other persons or entities claiming through Lender.

9.          Seller's Warranty of Ownership of Seller's Released Claims. Seller represents and warrants that: (1) it owns Seller's Released Claims; (2) no person other than itself has or has had any claim to, title to, right in, or any interest in any Seller's Released Claim; (3) that it has the sole right and exclusive authority to execute this Agreement; and (4) that it has not sold, assigned, transferred, conveyed, or otherwise disposed of any Seller's Released Claims and will not so do. Seller shall defend, indemnify and hold harmless the Lender, Purchaser and the Corporation and its directors, officers, subsidiaries, supervisors, agents, successors, partners, employees, shareholders, assigns, attorneys, representatives, insurers, parents, subsidiaries, and related entities, both past and present, for any and all costs and expenditures, including attorneys' fees, relating to any claim of a property or other interest in Seller's Released Claims by Seller's heirs, assigns, Lenders, past or present attorneys, or other persons or entities claiming through Seller.

10.       Purchaser 's Warranty of Ownership of Purchaser's Released Claims. Purchaser represents and warrants that: (1) he owns Purchaser's Released Claims; (2) no person other than himself has or has had any claim to, title to, right in, or any interest in any of Purchaser's Released Claim; (3) that he has the sole right and exclusive authority to execute this Agreement; and (4) that he has not sold, assigned, transferred, conveyed, or otherwise disposed of any of Purchaser's Released Claims and will not so do. Purchaser shall defend, indemnify and hold harmless the Seller and its directors, officers, subsidiaries, supervisors, agents, successors, partners, employees, shareholders, assigns, attorneys, representatives, insurers, parents, subsidiaries, and related entities, both past and present, for any and all costs and expenditures, including attorneys' fees, relating to any claim of a property or other interest in Purchaser's Released Claims by Purchaser's heirs, assigns, Lenders, past or present attorneys, or other persons or entities claiming through Purchaser.

11.       Corporation 's Warranty of Ownership of Corporation's Released Claims. The Corporation represents and warrants that: (1) it owns Corporation's Released Claims; (2) no person other than itself has or has had any claim to, title to, right in, or any interest in any Corporation's Released Claim; (3) that it has the sole right and exclusive authority to execute this Agreement; and (4) that it has not sold, assigned, transferred, conveyed, or otherwise disposed of any Corporation's Released Claims and will not so do. Corporation shall defend, indemnify and hold harmless the Seller and its directors, officers, subsidiaries, supervisors, agents, successors, partners, employees, shareholders, assigns, attorneys, representatives, insurers, parents, subsidiaries, and related entities, both past and present, for any and all costs and expenditures, including attorneys' fees, relating to any claim of a property or other interest in Corporation's Released Claims by Corporation’s heirs, assigns, Lenders, past or present attorneys, or other persons or entities claiming through Seller.

12.        Warranty of No Other Claims. The parties hereto represent and warrant that they have not filed any charges, grievances, complaints, lawsuits, liens, or other claims with any court agency, professional organization, or regulatory or administrative body against any other party hereto.

13.        Further Assurances. Lender agrees to execute, deliver, and acknowledge any further instruments, documents, or amendments and to do and perform all such other acts and things as may be necessary from time to time after the Effective Date, upon Issuer's reasonable request or Seller's reasonable request, to effectuate the purposes of this Agreement, including, without limitation, any filing, registration or recordation upon any applicable public records.

14.         Notices. All written. notices, demands and request of any kind which any party may be required or may desire to serve upon the other parties hereto in connection with this Agreement shall be delivered only by courier or other means of personal service which provides written verification of receipt or by registered or certified mail return receipt requested. All notices shall be addressed to the party to be served as follows:

If to Seller:	FinancialContent, Inc.
101 Lincoln Centre Drive, Suite 410
Foster City, CA 94404

If to Purchaser:	Wing Yu
101 Lincoln Centre Drive, Suite 410
Foster City, CA 94404

If to Lender:	Jade Special Strategy, LLC
1175 Walt Whitman Road, Suite 100
Melville, NY 11747
Attn: David Propis

With Copy to:	Westerman Ball Ederer Miller&SharfsteinLLP
170 Old Country Rd., 4th Fl.
Mineola, NY 11501
Attn: David Gold, Esq.

If to the Corporation:	FinancialContent, Inc.
101 Lincoln Centre Drive, Suite 410
Foster City, CA 94404

15.        Successors and Assigns Transfer of Rights. This Agreement shall be binding upon and shall inure to the benefit of the Lender’s successors and assigns.

16.        Waivers and Amendments. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by each party to this Agreement.

17.        Governing Law Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws principles, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York. Unless otherwise defined herein, terms defined in the Uniform Commercial Code in effect in the State of California are used herein as therein defined. Each party hereto irrevocably and unconditionally: (i) agrees that any suit, action, or other legal proceeding arising out of this Agreement shall he tried and litigated exclusively in the state and federal courts located in the State of California; (ii) consents to the jurisdiction of any such court in any such suit, action, or proceeding; and (iii) waives any objection which such party may have to the laying of venue of any such suit, action, or proceeding in any such court.

18.        Attorneys' Fees and Costs. Each party shall pay and bear its own costs and fees of any kind, including without limitation attorneys' fees and costs, in connection with the negotiation, drafting, and delivery of this Agreement. The execution and delivery of this Agreement by the parties shall not constitute or be construed as an admission of any wrongdoing or fault in respect of the claims released hereunder or any other claims whatsoever. In the event of any arbitration, lawsuit, or other proceeding arising out of or relating to this Agreement, the prevailing party shall be entitled to recover from the other party hereto its reasonable attorneys' fees and costs of suit_

19.        Joint Effort. Each party hereto warrants that he, she, or it has had a reasonable time to review this Agreement, and in fact has read it. Each party hereto further warrants that he, she, or it has had the opportunity to consult with an attorney regarding the content and significance of this Agreement, and in fact has either so consulted or knowingly waived his, her, or its right to so consult. In executing this Agreement, each party hereto acknowledges that he, she, or it does so with full knowledge of any and all rights he, she, or it may have, and after the contents of this Agreement and its meaning and ramifications have been fully explained to him, her, or it by their respective attorney.

20.        Confidentiality of this Agreement. This Agreement and all of its terns are confidential, and said confidentiality is of the essence of this Agreement. Accordingly, the parties hereto and their agents, attorneys, advisors and assigns shall keep confidential and not disclose, publicize, or knowingly permit, authorize, or instigate disclosure or publication of the Agreement or its terms or contents to any person, firm, organization, or entity of any type, whether public or private, for any reason, except to attorneys, accountants and other advisors or as required by law.

21.        Severability. Should any of the provisions set forth herein be determined to be invalid, illegal, or unenforceable by any court, agency, mediator, or any other tribunal of competent jurisdiction, such term will be enforced to the fullest extent permitted by applicable law, and such determination shall not affect the validity, legality, and enforceability of the other provisions herein. To this end, the provisions of this Agreement are agreed and declared to be severable.

22.        Integration Clause. This Agreement sets forth the entire understanding and agreement between the parties with respect to the subject matter herein and supersedes any prior or contemporaneous, oral or written, agreements, understandings, or representations, if any, between the parties except as otherwise specifically set forth herein.

23.        Warranty of Signatures. Each of the signatories to this Agreement represents and warrants that the signatory has full power and authority, and has been duly authorized, to execute this Agreement.

24.        Captions. All headings and captions to the paragraphs of this Agreement are solely for the convenience of the parties, are not a part of this Agreement, and shall not be used for the interpretation of a determination of the validity of this Agreement or any portion hereof.

25.        Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which shall constitute one agreement, with the same effect as if the signatures were on the same instrument. All executed copies of this Agreement shall constitute duplicate originals and shall be equally admissible in evidence.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the day and year first above written.

FINANCIALCONTENT SERVICES, INC. (the “CORPORATION”)

By:___________________________

Its Authorized Agent

FINANCIALCONTENT, INC. (“SELLER”)

By:___________________________

Its Authorized Agent

WING YU (“PURCHASER”)

______________________________

Wing Yu

JADE SPECIAL STRATEGY, LLC (“LENDER”)

By:___________________________

Its Manager

Other Exhibits to the Stock Purchase Agreement have not been filed because the Company believes they do not contain information material to an investment decision that is not otherwise disclosed in the Stock Purchase Agreement and the Assignment and Assumption and Release Agreement. The Company hereby agrees to furnish a copy of any omitted Schedule or Exhibit to the Securities and Exchange Commission upon its request.